UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BAKHU HOLDINGS, CORP.

(Name of Registrant as Specified in Charter)

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BAKHU HOLDINGS, CORP.

One World Trade Center, Suite 130

Long Beach, CA 90831

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

To The Stockholders Of Bakhu Holdings, Corp.:

NOTICE IS HEREBY GIVEN that, on August 13, 2021 the holders of more than a majority of the voting power of hu Holdings, Corp., a Nevada corporation (“Bakhu,” “the Company,” “we” or “us”)., ratified and approved the following actions without a meeting of stockholders in accordance with the Nevada Revised Statutes:

•The adoption of the Company’s 2020 Long-Term Incentive Plan (the “2020 Plan”) by the Board of Directors on September 22, 2020.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. The accompanying Information Statement is furnished pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), for the purpose of informing our stockholders of the actions described above before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the actions by stockholder consent will take effect 21 calendar days following the mailing of this Information Statement to stockholders (the “Effective Date”). These actions have been approved by our Board of Directors and the holders of a majority of the Company’s Common Stock outstanding. The Company is not soliciting proxies.

This Information Statement is being mailed on or about August 20, 2021, to stockholders of record of Bakhu Holdings, Corp., as of August 16, 2021 (the “Record Date”) and is being delivered to our stockholders in connection with the corporate actions set forth above and described in more detailed below which have been approved by the written consent of stockholders holding in the aggregate 94.53% of our voting shares entitled to vote on such corporate action. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, and fiduciaries and other like parties.

Sincerely,

/s/ Thomas K. Emmitt

Thomas K. Emmitt

President and CEO

BAKHU HOLDINGS, CORP.

One World Trade Center, Suite 130

Long Beach, CA 90831

INFORMATION STATEMENT August 20, 2021

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This information statement on Schedule 14C (this “Information Statement”) is first being sent on or about August 20, 2021, to the holders of record as of the close of business on August 16, 2021 (the “Record Date”), of the voting securities of Bakhu Holdings, Corp., a Nevada corporation (“Bakhu,” “the Company,” “we” or “us”).

This Information Statement is to notify our stockholders that, on August 13, 2021, we received the approval, via a written consent of Stockholders of the Company owning a majority of the outstanding voting securities of the Company entitled to vote (the “Consenting Stockholders”), representing approximately 94.74% of the voting power, in accordance with the requirements of the Nevada Revised Statutes, approving and ratify the action described below.

ACTIONS BY CONSENTING STOCKHOLDERS

Approval of the Bakhu Holdings, Corp. 2020 Long-Term Incentive Plan

On September 22, 2020, our Board of Directors approved and adopted the Company’s 2020 Long-Term Incentive Plan to attract and retain the best available officers, directors, employees, advisors, and consultants, to provide services to the Corporation, and to provide the method whereby officers, directors, vital employees, advisors and consultants to the Corporation may be offered compensation and incentives to promote increased personal involvement in and to advance the interest and success of the Corporation. There are reserved 20,000,000 shares of the Company’s authorized and unissued common stock for issuance under the 2020 Plan;

On August 13, 2021, the actions taken by the Board of Directors on September 22, 2020, were ratified and approved by written consent of stockholders holding a majority of the voting shares of the Company.

The ratification of the Bakhu Holdings, Corp. 2020 Long-Term Incentive Plan will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders,

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to ratify the Company’s 2020 Long-Term Incentive Plan.

The requisite vote was obtained through the written consent of shareholders Cell Science Holding Ltd., Inter-M Traders FZ LLE, Mentone Ltd. and the OZ Corporation, as the record owners of 1,424,376,207 voting shares (i.e., 94.74%) as of August 16, 2021.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company obtained the requisite stockholder vote for the items described in this Information Statement upon delivery of written consents from the holders of a majority of our voting securities. This information statement is for informational purposes only.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the above corporate actions.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Thomas K. Emmitt, the President, CEO, and a director of the Company is the owner of 115,000 shares of Common Stock of the Company and holds an option to purchase an additional 100,000 shares of common stock.

Aristotle Popolizio, the Vice President, Secretary, and a director of the Company is the owner of 126,882 shares of Common Stock of the Company and holds an option to purchase an additional 100,000 shares of common stock.

Dr. Peter Whitton, a director of the Company is the owner of 126,882 shares of Common Stock of the Company and holds an option to purchase an additional 100,000 shares of common stock. Dr. Whitton additionally is deemed to be the beneficial owner of all shares over which he exercises shared voting control which includes 87,428,571 shares of Common Stock owned of record by Mentone Ltd. and four shares of Series A Preferred Stock owned of record by Cell Science Holding Ltd.

Evripides (Roy) Drakos, a director of the Company is the owner of 126,882 shares of Common Stock of the Company and holds an option to purchase an additional 100,000 shares of common stock.

Other than as set forth above, no director, executive officer, nominee for election as a director has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of August 16, 2021, there were 300,699,647 shares of Common Stock issued and outstanding, and four (4) shares of Series A Preferred Stock issued and outstanding. Each holder of shares of Common Stock is entitled to one vote for each such share held by such holder. Each share of Series A Preferred Stock has voting rights equal to four times the aggregate votes of the total number of shares of common stock issued and outstanding plus the total number of votes of all other classes of preferred stock issued and outstanding, divided by the number of shares of Series A Preferred Stock issued and outstanding.

Thomas K. Emmitt, the President, CEO, and a director of the Company was the record owner with respect to 215,000 shares of common stock (this amount includes unexercised options to purchase 100,000 shares of common stock at $5.10 per share, vesting over one year and exercisable for seven years) which represents less than 1% of the issued and outstanding common stock of the Company.

Aristotle Popolizio was the record owner with respect to 226,882 shares of common stock (this amount includes unexercised options to purchase 100,000 shares of common stock at $5.10 per share, vesting over one year and exercisable for seven years) which represents less than 1% of the issued and outstanding common stock of the Company.

Dr. Peter Whitton was the record owner with respect to 226,882 shares of common stock (this amount includes unexercised options to purchase 100,000 shares of common stock at $5.10 per share, vesting over one year and exercisable for seven years) which represents less than 1% of the issued and outstanding common stock of the Company. Dr. Whitton additionally is deemed to be the beneficial owner of all shares over which he exercises shared voting control which includes 87,428,571 shares of Common Stock owned of record by Mentone Ltd., and four (4) shares of Series A Preferred Stock owned of record by Cell Science Holding Ltd., of which Mentone Ltd., is a 30% owner.  Dr. Whitton is deemed to have voting control of 87,655,433 shares of common stock representing 29.15% of the issued and outstanding common stock of the Company. The four (4) shares of Series A Preferred Stock have the equivalent of 1,202,798,588 votes. Therefore Dr. Whitton has voting control over 1,290,454,041 voting shares which represents 85.83% of the total voting stock of the Company, and as a result is considered an affiliate.

Evripides (Roy) Drakos was the record owner with respect to 226,882 shares of common stock (this amount includes unexercised options to purchase 100,000 shares of common stock at $5.10 per share, vesting over one year and exercisable for seven years) which represents less than 1% of the issued and outstanding common stock of the Company.

Security Ownership of Certain Beneficial Owners

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities of any person known to the Company to be the beneficial owner of more than five percent, as of the close of business on August 16, 2021. As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

	Common Stock		Preferred Stock		Combined
Name and Address of Beneficial Owner	Number	Percent of Class *	Number	Percent of Class **	Total Voting Power	Combined Voting Power

Cell Science Holding Ltd. (1)(2) and (3) Panteli Katelari 18A Agios, Ioannis 3012 Limassol, Cyprus	-	0.00%	4	100.00%	1,202,798,588	80.00%

Inter-M Traders FZ LLE (1)(2)(3) and (4) Fujairah- Creative Tower P.O, Box 4422 Fujairah UAE	122,571,429	40.76%	4	100.00%	1,325,370,017	88.15%

Mentone Ltd. (1)(2)(3) and (5) 3 Coplow Crescent Syston, Leicester England LE7 2JE	87,428,571	29.08%	4	100.00%	1,290,227,159	85.82%

The OZ Corporation (1)(2)(3) and (6) One World Trade Center Suite 130 Long Beach, CA 90831	11,577,619	3.85%	4	100.00%	1,214,376,207	80.77%

*The percentages in the above table are based on 300,699,647 shares of common stock outstanding and four shares of Series A Preferred Stock outstanding which have an equivalent of 1,202,798,588 votes, voting with the common stock as a single class (i.e., an aggregate of 1,503,498,235 votes).

(1) Each share of Series A Preferred Stock has voting rights equal to four times the aggregate votes of the total number of shares of common stock issued and outstanding plus the total number of votes of all other classes of preferred stock issued and outstanding, divided by the number of shares of Series A Preferred Stock issued and outstanding. Consequently, the four shares of Series A Preferred Stock have the equivalent of 1,202,798,588 votes and thus holder of the four shares of Series A Preferred Stock is able to unilaterally control the election of our board of directors and, ultimately, our direction.

(2) Under the rules of the Securities and Exchange Commission, the named person or group is deemed to be the beneficial owner of all shares over which he or it exercises sole or shared dispositive or voting control, which includes the four shares of Series A Preferred Stock owned of record by Cell Science Holding Ltd.

(3) Cell Science is owned by Inter-M Traders FZ LLE (40%), Mentone Ltd (30%), and The OZ Corporation (30%). The sole director of Cell Science Holding Ltd., is Petros Charalambous. Each of the foregoing is deemed to beneficially own the four shares of Preferred Stock owned by Cell Science.

(4) Inter-M Traders FZ LLE is owned and controlled by Demetri Michalakis, and therefore Mr. Michalakis is deemed to beneficially own the shares owned by Inter-M Traders FZ LLE. Consists of 122,571,429 shares of common Stock owned beneficially and of record and four shares of Series A Preferred Stock owned beneficially through Cell Science Holding Ltd.

(5) Mentone Ltd. is owned by Peter Whitton, Geoffrey Dixon, and Karl Watkin, all at 3 Coplow Crescent, Syston, Leicester, England LE7 2JE. Each of the foregoing is deemed the beneficial owner of shares owned by Mentone, Ltd. Consists of 87,428,571 shares of common Stock owned beneficially and of record and four shares of Series A Preferred Stock owned beneficially through Cell Science Holding Ltd.

(6) The OZ Corporation is owned and controlled by John R. Munoz. Consists of 8,409,619 shares of common stock owned beneficially and of record by OZ Corporation, 3,168,000 shares owned of beneficially by John R. Munoz, and four shares of Series A Preferred Stock owned beneficially through Cell Science Holding Ltd.

 Security Ownership of Management

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities by all directors and nominees, and each of the executive officers as of August 16, 2021. As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

	Common Stock		Preferred Stock		Combined
Name and Address of Beneficial Owner	Number	Percent of Class *	Number	Percent of Class *	Total Voting Power	Combined Voting Power

Thomas K. Emmitt (5) One World Trade Center Suite 130 Long Beach, CA 90831	215,000	0.14%	-	0.00%	215,000	0.01%

Peter Whitton (1)(2)(3)(4) and (5) 3 Coplow Crescent Syston, Leicester England LE7 2JE	87,855,453	29.22%	4	100.00%	1,290,454,041	85.83%

Aristotle Popolizio (5) 206 Passaic Avenue Roseland, NJ 07068	226,882	0.14%	-	0.00%	226,882	0.02%

Evripides (Roy) Drakos (5) 139 C Gloucester Terrace Lancaster London, X0 W2 GDX	226,882	0.14%	-	0.00%	226,882	0.02%

All executive officers and directors as a group (four persons)	87,924,217	29.64%	4	100.00%	1,290,722,805	85.85%

* The percentages in the above table are based on 300,669,647 shares of common stock outstanding and four shares of Series A Preferred Stock outstanding which have an equivalent of 1,202,798,588 votes, voting with the common stock as a single class (i.e., an aggregate of 1,503,498,235 votes).  In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed the holder of options to beneficially own the common stock purchasable on exercise of the options, without respect to when the granted options may vest.  We considered shares issuable under options held by a particular person or group as outstanding for the calculation of percentages of ownership of the particular person or group. However, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

(1) Each share of Series A Preferred Stock has voting rights equal to four times the aggregate votes of the total number of shares of common stock issued and outstanding plus the total number of votes of all other classes of preferred stock issued and outstanding, divided by the number of shares of Series A Preferred Stock issued and outstanding. Consequently, the four shares of Series A Preferred Stock have the equivalent of 1,202,798,588 votes and thus holder of the four shares of Series A Preferred Stock is able to unilaterally control the election of our board of directors and, ultimately, our direction.

(2) Under the rules of the Securities and Exchange Commission, the named person or group is deemed to be the beneficial owner of all shares over which he or it exercises sole or shared dispositive or voting control. Therefore, Peter Whitton as an owner of Mentone Ltd., which owns 30% of Cell Science is deemed to be the beneficial owner of the four shares of Series A Preferred Stock owned of record by Cell Science Holding Ltd.

(3) Mentone Ltd. is owned by Peter Whitton, Geoffrey Dixon, and Karl Watkin, all at 3 Coplow Crescent, Syston, Leicester, England LE7 2JE. Each of the foregoing is deemed the beneficial owner of shares owned by Mentone, Ltd.

(4) Consists of 87,428,571 shares of common Stock owned beneficially and of record and four shares of Series A Preferred Stock owned beneficially through Cell Science Holding Ltd.

(5) Includes options granted to each director in September 2020 to purchase 300,000 shares of common stock at $5.10 per share, vesting over one year and exercisable for seven years.

Except as noted, the persons named in the above tables have sole voting and dispositive power respecting all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is determined according to the rules of the SEC, which generally means that a person is deemed to have beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Each director, executive officer, or 5% or more beneficial stockholder has furnished the information respecting beneficial ownership. All securities of the same class beneficially owned by a person, regardless of the form of such beneficial ownership, are aggregated in calculating the number of shares beneficially owned by such person. Shares owned by an entity are generally deemed beneficially owned by each executive officer, director, or beneficial or of record owner of 10% or more of the issued common stock of the entity. Stock held by a person in a trust or other entity organized by a person in order to circumvent the beneficial ownership attribution rules are deemed owned by the person creating such trust or other entity.

Description of Securities

The following description of our securities, including all material provisions of our common stock and provisions of our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, is only a summary.

We are authorized to issue 550,000,000 shares of capital stock, comprised of 500,000,000 shares of common stock, $0.001 par value per share and 50,000,000 shares of preferred stock, par value $0.001 per share.

As of August 16, 2021, we had 300,699,647 shares of common stock and four shares of preferred stock issued and outstanding, with 20,000,000 shares of common stock reserved for issuance under the 2020 Plan.

Common Stock

Holders of our common stock are entitled to one vote per share on each matter submitted to a vote at any meeting of stockholders. Holders of common stock do not have cumulative voting rights. Our bylaws provide that a majority of the shares of stock entitled to vote, represented in person or by proxy, constitutes a quorum for stockholders’ meetings. Accordingly, the holders of more than 50% of the total voting rights on matters presented to our stockholders can elect all of our directors and, in such event, the holders of the remaining minority shares would not be able to elect any such directors. The vote of the holders of a majority of the shares of our stock entitled to vote on matters submitted to our stockholders, including holders of our Series A Preferred Stock described below, is sufficient to authorize, affirm, ratify, or consent to such act or action, except as otherwise provided by law.

Holders of common stock are entitled to receive such dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends. We seek growth and expansion of our business through the reinvestment of profits, if any, and do not anticipate that we will pay dividends on the common stock in the foreseeable future.

Holders of our common stock have no preemptive rights to acquire additional shares of common stock or other securities. Our common stock is not subject to redemption and has no subscription or conversion rights. In the event of our liquidation, dissolution, or winding up, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities and the payment of any liquidation preferences.

All outstanding shares of our common stock are validly issued, fully paid, and nonassessable.

Preferred Stock

Our articles of incorporation authorize us to issue up to 50,000,000 shares of preferred stock. We currently have designated: (a) four shares of preferred stock as Series A Preferred Stock, par value $0.001 per share; and (b) 10,000,000 shares of preferred stock as Series B Preferred Stock, par value $0.001 per share.

Series A Preferred Stock

We have four shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock has voting rights equal to four times the aggregate votes of the total number of shares of common stock issued and outstanding plus the total number of votes of all other classes of preferred stock issued and outstanding, divided by the number of shares of Series A Preferred Stock issued and outstanding. Consequently, the holder of all four issued and outstanding shares of Series A Preferred Stock is able to unilaterally control the election of our board of directors and, ultimately, the direction of our company.

The shares of Series A Preferred Stock are not convertible into common stock or any other class of preferred stock. The shares of Series A Preferred Stock may only be issued in exchange for partial or full retirement of debt held by management, employees, or consultants, or as directed by a majority vote of the board.

Series B Preferred Stock

There are no shares of Series B Preferred stock issued and outstanding.  The shares of Series B Preferred stock are convertible into shares of common stock pursuant to the holder’s conversion rights designed with regard to such Series B Preferred Stock. Upon our liquidation, dissolution, or winding up, before any distributions or payment will be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock will be entitled to be paid out of our assets an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for the Series B Preferred Stock in excess of $100,000, $0.997 per share, plus all declared but unpaid dividends, for each share of Series B Preferred Stock. The shares of Series B Preferred Stock are anti-dilutive to reverse splits.   Each share of Series B Preferred Stock has 10 votes for the election of directors and any matter voted on by the stockholders.

Rights, Preferences, Privileges, Restrictions and Characteristics

The rights, preferences, privileges, restrictions, and characteristics of the classes of preferred stock are detailed in the respective certificates of designation to the articles of incorporation. The foregoing summary description of the rights, preferences, privileges, restrictions, and characteristics of the common stock, Series A Preferred Stock, and Series B Preferred Stock does not purport to be complete, may not contain all information that is of interest to the reader, and is qualified in its entirety by reference to the full text of the articles of incorporation and certificates of designation to the articles of incorporation filed as exhibits in our SEC filings.

Dividends

Payment of dividends on the Common Stock and Preferred Stock is within the discretion of the Board of Directors, is subject to state law, and will depend upon the Company's earnings, if any, its capital requirements, financial condition and other relevant factors.

OTHER MATTERS

Actions Contained in Written Consent

No matters other than those discussed in this Information Statement are contained in the written consent signed by the stockholders holding a majority of the voting power of the Company.

Proposals by Security Holders

No security holder has requested the Company to include any proposal in this Information Statement.

Expenses

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements and other information including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at the Public Reference Room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we will deliver only copy of this Information Statement, to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of this Information Statement and the Annual Report to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement may do so by sending a written request to the Company at the address below or by calling the Company at the number below. Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Bakhu Holdings, Corp.

Attn: Chief Executive Officer

One World Trade Center, Suite 130

Long Beach, CA 90831

Telephone: (858) 682-2548.

WHERE YOUR CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission (the “SEC”) relating to its business, financial condition and other matters. Such reports and other information can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains the Exchange Act Filings filed electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

•The Company’s final prospectus filed on March 12, 2021 pursuant to Rule 424(b)(3) (File No. 33-253433)

•The Company’s Prospectus Supplements filed on March 18, 2021, June 21, 2021 and July 13, 2021;

•The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010, filed on November 13, 2020;

•The Company’s Quarterly Reports on Form 10-Q as amended, for the quarterly periods ended October 31, 2020, January 31, 2021 and April 30, 2021, filed on December 16, 2020, January 9, 2021, March 17, 2021 and June 21, 2021, respectively; and

•The Company’s Current Reports on Form 8-K, filed on December 27, 2018, January 14, 2020, April 27, 2020, June 8, 2020, June 12, 2020, July 15, 2020, October 1, 2020, October 2, 2020, June 16, 2021, July 13, 2021 and July 26, 2021

 Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can access the documents incorporated by reference in this Information Statement and all of the Company’s SEC Reports, through the edgar filing website of the Securities and Exchange Commission (the “Commission”) located at:

https://www.sec.gov/cgi-bin/browse-edgar?CIK=1440153&owner=exclude

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

August 20, 2021

By Order of the Board of Directors

/s/ Thomas K. Emmitt

Thomas K. Emmitt

President and CEO

Appendix A

Bakhu Holdings, Corp.

2020 Long-Term Incentive Plan

Bakhu Holdings, Corp., a Nevada corporation (the “Company”), hereby adopts this 2020 Long-Term Incentive Plan (the “Plan”), effective as of September 22, 2020 (the “Effective Date”).

1.Purposes of the Plan.  The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of substantial responsibility; provide additional incentive to Employees, Directors, and Consultants and promote the success of the Company’s business.  The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Purchase Rights, Restricted Stock Awards, or Performance Stock Awards.

2.Definitions.  As used herein, the following definitions shall apply:

(a)“Acquisition” means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

(b)“Administrator” means the Board or any committee designated by the Board to administer the Plan per Section 4 of the Plan.

(c)“Applicable Laws” means the requirements relating to the administration of stock option plans under the corporate laws of the state in which the Company is incorporated, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Awards are or will be granted under the Plan.

(d)“Award” means an award of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Purchase Rights or Performance Stock granted to a Service Provider under this Plan.

(e)“Award Agreement” means the Option Agreement or other written agreement between the Company and a Service Provider, including a Notice of Grant to a Service Provider, evidencing the terms and conditions of an individual Award.  The Award Agreement shall be subject to the terms and conditions of the Plan.

(f)“Board” means the Board of Directors of the Company.

(g)“Cause” shall have the meaning ascribed to it in any written employment or service agreement between the Company (or Subsidiary) and the Service Provider.  If not otherwise defined, “Cause” shall mean, a good faith determination by the Board of Directors that the Service Provider (i) has failed to perform his or her duties or to comply with any material provision of his or her employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or Subsidiary) specifying in reasonable detail the nature of the failure, (ii) has committed any material act of dishonesty or disloyalty adversely affecting the Company (or Subsidiary); (iii) has been grossly negligent, or engaged in material willful or gross misconduct in the performance of the Service Provider’s duties and services required of him or her to the Company (or Subsidiary); or (iv)  has been convicted of a felony, or a misdemeanor involving moral turpitude.

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(h)“Code” means the Internal Revenue Code of 1986, as amended.

(i)“Committee” means a committee of Directors appointed by the Board per Section 4 of the Plan or, if no such committee has been appointed, the Board.

(j)“Common Stock” means the common stock of the Company.

(k)“Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.

(l)“Director” means a member of the Board.

(m)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n)“Employee” means any person, including an Officer or Director, who is an employee (as defined in Section 3401(c) of the Code) of the Company (or any Subsidiary).  An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.  Reference to any particular Exchange Act Section shall include any successor section and any regulations or authorities promulgated thereunder.

(p)“Fair Market Value” of a Share means, as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code, as follows:

(i)If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported by Bloomberg Finance L.P., The Wall Street Journal, or such other source as the Administrator deems reliable;

(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be (x) the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination, or (y) the price established by the Board not less than the current price at which the Company is offering and selling shares subject to the Plan, for cash; or

(iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator under Applicable Law.

(q)“Incentive Stock Option” means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and which is designated as an Incentive Stock Option by the Administrator.

(r)“Independent Director” means a Director who is not an Employee of the Company, (and if applicable, as define by the rules and regulations promulgated by the Trading Market).

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(s)“Inside Director” means a Director who is an Employee.

(t)“Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an Incentive Stock Option.

(u)“Non-Statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, Restricted Stock Unit grant, or Performance Stock grant.  The Notice of Grant is part of, and subject to the terms of, the Option Agreement or the Award Agreement as applicable.

(w)“Officer” means a person who is an executive officer of the Company within the meaning of Section 17 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)“Option” means a stock option granted under the Plan.

(y)“Option Agreement” means the written agreement between the Company and a Service Provider, including a Notice of Grant to a Service Provider, evidencing the terms and conditions of an individual Option grant.  The Option Agreement shall be subject to the terms and conditions of the Plan.

(z)“Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(aa)“Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(bb)“Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(cc)“Outside Director” means a Director who meets the definition of both a “Non-Employee Director” (as defined in Rule 16b-3 of the Exchange Act) and “Outside Director” (as defined in Section 162(m) of the Code).

(dd)“Parent” means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the corporations in such chain.

(ee)“Plan” means this Bakhu Holdings, Corp. 2020 Long-Term Incentive Plan, as the same may be amended and restated from time to time.

(ff)“Participant” means a Service Provider to whom the Company has granted a Restricted Stock Unit award under the Plan.

(gg)“Performance Stock” means Shares of Common Stock acquired pursuant to a Performance Stock Award under Section 13 of the Plan.

(hh) “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any entity or otherwise and whether civil, criminal, administrative, or investigative, in which the Company was, is, or will be involved as a party or otherwise.

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(ii)“Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan, or Restricted Stock Award under Section 12 of the Plan.

(jj)“Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.  The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(kk)“Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant under Section 12 of the Plan to receive a share of Common Stock on a date determined by Section 12 of the Plan and the Participant’s Restricted Stock Unit Agreement.

(ll)“Restricted Stock Unit Agreement” means a written agreement between the Company and a Participant who is granted Restricted Stock Units under the Plan that contains the terms, conditions, and restrictions pertaining to the grant of the Restricted Stock Units.

(mm)“Rule 16b-3” means Rule 16b-3 of the Exchange Act, as such Section may be amended from time to time, or any successor to Rule 16b-3, as in effect when discretion is being exercised respecting the Plan.

(nn)“Section 16(b)” means Section 16(b) of the Exchange Act.

(oo)“Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.  Reference to any particular Securities Act Section shall include any successor section.

(pp)“Service Provider” means an Employee, Director, or Consultant.

(qq)“Share” means a share of Common Stock, as adjusted in accordance with Section 17 of the Plan.

(rr)“Stock Purchase Right” means the right to purchase Common Stock according to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ss)“Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the foregoing, respecting the grant of a Non-qualified Stock Option, to the extent allowed under Section 409A, Subsidiary may include a corporation designated by the Administrator in which the Company has a significant interest at least equal to twenty percent (20%) of the total combined voting power of all classes of stock in such entity and there is a significant business nexus between the Service Provider and the Company and legitimate business criteria to justify the grant of an Award to such Eligible Person.

(tt)“Trading Market” means whichever of the New York Stock Exchange, the NYSE-AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, or the OTC Markets on which the Common Stock of the Company is listed or quoted for trading, on the date in question.

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3.Stock Subject to the Plan.  Subject to the provisions of Section 18 of the Plan, the maximum aggregate number of Shares on which Options may be granted and which may be sold on the exercise of such Options and under Restricted Stock Purchase Agreements under the Plan is Twenty Million (20,000,000) Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full or is surrendered under an Option Exchange Program, or if Restricted Stock Units are forfeited, the unpurchased or unissued Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have been issued under the Plan, whether upon exercise of an Option or Right or the vesting of Restricted Stock Units, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.Administration of the Plan.

(a)Procedure.

(i)The Board may designate different Committees to administer the Plan for different groups of Service Providers.

(ii)To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “Outside Directors” within the meaning of Section 162(m) of the Code.

(iii)To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)Other than as provided above, the Plan shall be administered by the Board or a Committee that is constituted to satisfy Applicable Laws.

(b)Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)to determine the Fair Market Value of the Company’s shares according to Section 2(r) of the Plan;

(ii)to select the Service Providers to whom Options, Stock Purchase Rights, and Restricted Stock Units may be granted hereunder;

(iii)to determine the number of Stock Purchase Rights and Shares of Common Stock to be covered by each Option or Stock Purchase Right granted hereunder;

(iv)to approve forms of agreement or grant for use under the Plan;

(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right or Restricted Stock Unit granted hereunder.  Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock Unit, Option, or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

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(vi)to cancel any Option or Stock Purchase Right if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted and may issue replacement Options or Stock Purchase Rights with an exercise price equal to the then-current Fair Market Value;

(vii)to institute an Option Exchange Program;

(viii)to construe and interpret the terms of the Plan and awards granted under the Plan;

(ix)to establish, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established to satisfy applicable foreign laws;

(x)to modify or amend each Option, Stock Purchase Right, or Restricted Stock Unit (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right, or Restricted Stock Unit previously granted by the Administrator;

(xii)to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Option or Restricted Stock Unit Agreement, in a manner and to the extent, it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees and Participants, any other holders of Options or Restricted Stock Units, and their legal representatives and beneficiaries;

(xiii)except to the extent prohibited by or impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

(xiv)to make all other determinations deemed necessary or advisable for administering the Plan.

(c)Effect of Administrator’s Decision.  The Administrator’s decisions, determinations, and interpretations shall be final and binding on all Optionees and Participants and any other holders of Options, Stock Purchase Rights, or Restricted Stock Units.

5.Eligibility.  Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options, Stock Purchase Rights, Restricted Stock Units, and Performance Stock Awards may be granted to Service Providers.

6.Limitations.

(a)Designation.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares for which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option for such Shares is granted.

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(b)No Right of Continuing Service or Employment.  Neither the Plan nor any Option, Stock Purchase Right, or Restricted Stock Unit shall confer upon an Optionee or Participant any right to the Optionee’s or Participant’s continuing relationship as a Service Provider with the Company, nor shall they interfere in any way with the existing right of the Optionee, Participant, or the Company to terminate such relationship.

7.Term of Plan.  Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier under Section 19 of the Plan.

8.Term of Option.  The term of each Option shall be stated in the Option Agreement.  In the case of an Incentive Stock Option, the term shall be no more 10 years from the date of grant or such shorter term as may be provided in the Option Agreement.  Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.Option Exercise Price and Consideration.

(a)Exercise Price.  The per-share exercise price for the Shares to be issued upon the exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

(i)In the case of an Incentive Stock Option:

(x)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(y)granted to any Employee other than an Employee described in subsection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.  In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. In this regard, a stock option granted with an exercise price less than FMV on the date of grant is nonqualified deferred compensation subject to the restrictions of Code Section 409A.

(iii)In the event of a merger or other corporate transaction, a new Option may be substituted for an outstanding Option, or such outstanding Option may be assumed.

(b)Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c)Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  Such consideration may consist entirely of:

(i)cash;

(ii)check;

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(iii)other Shares, provided Shares acquired from the Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)consideration received by the Company under a cashless, or net, exercise program implemented by the Company in connection with the Plan;

(v)a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vi)any combination of the foregoing methods of payment; or

(vii)such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as provided in the Option Agreement.  Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

10.Exercise of Option.

(a)Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and as provided in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (per the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the number of shares for which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist respecting the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under federal, state, or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(b)Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death, disability or for cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as provided in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as provided in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee’s termination.  If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as provided in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death.  In the absence of a specified time in the Option Agreement, in the event of Optionee’s death either during Optionee’s continuous service or within three months after Optionee’s continuous service terminates, the Option shall remain exercisable for six (6) months after the issuance of letters testamentary or letters of administration or the appointment of an administrator, executor, or personal representative but not later than twelve (12) months after termination of Optionee’s continuous service.  If at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)Termination of Relationship as a Service Provider for Cause.  If an Optionee is terminated as a Service Provider for cause, good reason, or for other reasons set forth in the Service Provider’s terms of engagement by the Company not constituting a breach by the Company of such engagement, all Options held by the Optionee shall thereupon expire at 5 p.m. Pacific Standard Time on the date of termination.

(f)Termination or resignation to Provide for the Appointment of Independent Directors. If a Optionee is an Inside Director and such Optionee resigns or is not being reappointed in order to provide for the appointment, as his or her replacement, of an Independent Director, and not due to a reason provided in Section 10 (b), (c), (d) and (e) above, the vesting of such Optionee’s Option shall be accelerated so that such Option shall become immediately exercisble, and such the Option shall remain exercisable for full term through the expiration date of such Option.

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11.Stock Purchase Rights.

(a)Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, using a Notice of Grant, of the terms, conditions, and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer.  The offer shall be accepted by the execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability).  The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at a rate determined by the Administrator.

(c)Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)Rights as a Shareholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is before the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

12.Restricted Stock.

(a)Restricted Stock Agreement.  Each Restricted Stock award under this Section 12 shall be evidenced by a Restricted Stock Unit Agreement between the Participant and the Company.  Such award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Restricted Stock Unit Agreement.  The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

(b)Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be the services rendered by the Participant to or for the benefit of the Company or a Parent or Subsidiary.

(c)Vesting.  Restricted Stock Units may or may not be made subject to vesting conditions based upon the satisfaction of such requirements, conditions, or restrictions, as shall be established by the Administrator and set forth in the Restricted Stock Unit Agreement.

(d)Voting.  Participants shall have no voting rights respecting Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

(e)Effect of Termination of Service.  Unless otherwise provided by the Administrator in the grant of Restricted Stock Units and set forth in the Restricted Stock Unit Agreement, if a Participant’s service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units that remain subject to vesting conditions as of the date of the Participant’s termination of service.

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(f)Settlement of Restricted Stock Unit Award.  The Company shall issue to the Participant as soon as practicable following the dates the vesting conditions or other requirements, conditions, or restrictions applicable thereto shall be satisfied, and in any event, within two and one-half months after such date, a number of whole Shares equal to the number of whole Restricted Stock Units as set forth in and subject to the Restricted Stock Unit Agreement that are no longer subject to vesting conditions, subject to withholding of applicable taxes, if any.

(g)Restrictions on Transfer of Restricted Stock Units.  Restricted Stock Units shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the Participant’s beneficiary, except: (i) by will or by the laws of descent and distribution; (ii) to a Participant’s family member who has acquired the Restricted Stock Unit Award through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests owned by a Participant’s family members or the Participant in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (iii) as determined otherwise by the Administrator, in which case such Restricted Stock Unit Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.Performance Stock.

(a)Performance Stock Awards. The Administrator may make Performance Stock Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals.  The Administrator may make Performance Stock Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator, in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock.

(b)Award Agreement.  Performance Stock shall be granted under an Award Agreement referring to the terms, conditions, and restrictions applicable to such Performance Stock.

(c)No Deferral Provisions.  Notwithstanding anything herein to the contrary, a Performance Stock Award shall provide for prompt issuance of Shares upon vesting of the Award and shall not include any deferral of issuance and/or of compensation recognition after vesting which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.  The Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

(d)No Shareholder or Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award.  A Holder receiving a Performance Stock Award shall have no rights of a shareholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan.  Prior to receipt of the Shares underlying such Award, a Performance Stock Award shall represent no more than an unfunded, unsecured, contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award.  Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 0.

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14.Withholding.  If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan or any other event in connection with any such grant or exercise, or the award or vesting of a Restricted Stock Unit, the issuance of the Share represented by such Restricted Stock Unit, or any other event in connection with such award, vesting, or issuance, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award, and to the extent permitted by the terms of the Option, Stock Purchase Right, or Restricted Stock Unit and the then-governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award, delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award, the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option, Stock Purchase Right, or Restricted Stock Unit with a Fair Market Value equal to such obligation; or (d) by the holder of the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award, either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or Restricted Stock Units or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements.  In all events, delivery of Shares of stock issuable on exercise of the Option, on grant of the Stock Purchase Right, or on vesting of the Restricted Stock Unit shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, vesting of the Restricted Stock Unit, or any other event in accordance with the foregoing.  The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

15.Nontransferability of Awards.

(a)No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed of or encumbered in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Service Provider, only by the Service Provider.  Notwithstanding the forgoing, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to any “Immediate Family Member” (as defined below) of the Optionee. “Immediate Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

(b)An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  An Incentive Stock Option can only be exercised by Optionee.  In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee

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16.Grants to Directors and Officers.  To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options, Stock Purchase Rights, or Restricted Stock Units granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations provided in this Plan, be made as follows:

(a)Requirements for Grant to Officer or Director.  A transaction whereby there is a grant of an Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award under this Plan must satisfy one of the following:

(i)The transaction must be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors of the Company.

(ii)The transaction must be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the shareholders of the Company held in accordance to the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote.  If the transaction is ratified by the shareholders, such ratification must occur no later than the date of the next annual meeting of shareholders.

(iii)The stock acquired must be held by the Officer or Director for six (6) months after the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange Act), this condition shall be satisfied if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

(b)Approval Required for Disposition of Securities.  Any transaction involving the disposition by the Company of its securities in connection with Options, Stock Purchase Rights, or Restricted Stock Units granted under this Plan to an Officer or Director shall:

(i)be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors; or

(ii)be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held according to the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of shareholders;

unless the securities so acquired are held by the Officer or Director for six (6) months following the date of such acquisition, provided that this condition shall be satisfied respecting a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

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All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan.  If at any time, the governing provisions are amended to permit an Option, Stock Purchase Right, or Restricted Stock Unit to be granted or exercised according to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options, Stock Purchase Rights, or Restricted Stock Units to Directors and Officers and may modify outstanding Options, Stock Purchase Rights, or Restricted Stock Units per such changes, all to the extent that such action by the Administrator does not disqualify the Options, Stock Purchase Rights, or Restricted Stock Units from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

17.Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Restricted Stock Unit and Performance Stock award, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights, Restricted Stock Units or Performance Stock awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or the forfeiture of a Restricted Stock Unit or nonperformance of a Performance Stock award, as well as the price per Share of Common Stock covered by each such outstanding Option, Stock Purchase Right, Restricted Stock Unit and Performance Stock award shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause.  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made to, the number or price of Shares of Common Stock subject to an Option, Stock Purchase Right,  Restricted Stock Unit and Performance Stock award.

(b)Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee or Participant as soon as practicable before the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 10 days before such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent, an Option or Stock Purchase Right has not been previously exercised, or to which a Restricted Stock Unit has not vested, or the performance criteria of a Performance Stock award has not been met, the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award, will terminate immediately before the consummation of such proposed action.

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(c)Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Stock Purchase Right, Restricted Stock Unit and Performance Stock award, shall be assumed or an equivalent Option, Stock Purchase Right, Restricted Stock Unit and Performance Stock award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  Respecting Options or Restricted Stock Units granted to an Outside Director under Section 16 that are assumed or substituted for, if following such assumption or substitution the Optionee’s or Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee or Participant, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant’s Restricted Stock Units shall fully vest and the Shares shall be issued.

If the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, the Participant’s Restricted Stock Units shall fully vest and the Shares shall be issued, and the Participant’s Performance Stock award shall be deemed to have been fulfilled and the Shares shall be issued.  If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of the assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

For the purposes of this subsection, the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award shall be considered assumed if, following the merger or sale of assets, the Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, Restricted Stock Unit or Performance Stock award immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right,  the vesting of the Restricted Stock Unit, or satisfaction of any Performance Stock award,  to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

18.Date of Grant.  The date of grant of an Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Restricted Stock Unit or Performance Stock award or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each Optionee or Participant within a reasonable time after the date of such grant.

19.Amendment and Termination of the Plan.

(a)Amendment and Termination.  The Board may at any time amend, alter, suspend, or terminate the Plan.

(b)Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

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(c)Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Participant unless mutually agreed otherwise between the Optionee or Participant and the Administrator, which agreement must be in writing and signed by the Optionee or Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder respecting Options or Restricted Stock Units granted under the Plan before the date of such termination.

20.Conditions to Issuance of Shares.  The Company shall not be required to issue or deliver any Shares purchased upon the exercise of any Option or portion thereof, or according to any Award before fulfillment of all of the following conditions:

(a)Legal Compliance.  The issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company respecting such compliance.

(b)Investment Representations.  The Company may require the person exercising such Option or receiving Shares according to any Award, to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)Full Payment.  The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax determined by the Administrator, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares. The Company may agree to withhold such amounts from the Shares delivered under the Option, in the complete and sole discretion of the Administrator.

(d)Shareholders Agreement. The Company may require the person exercising such Option or Stock Purchase Right or whose Restricted Stock Unit is vesting, or under a Performance Award Agreement, to sign A Shareholders Agreement or such similar agreement as a condition of the issuance of Shares pursuant, as provided in Section 11; and

21.Inability To Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.Shareholder Approval.  The Plan shall be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.  Awards may be granted or awarded before such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse before the time when the Plan is approved by the shareholders and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

24.Privileges of Stock Ownership; Voting and Dividends. No Optionee or Participant will have any of the rights of a shareholder until the Shares are issued to the Optionee or Participant.  After Shares are issued to the Optionee or Participant, the Optionee or Participant will be a shareholder and will have all the rights of a shareholder for such Shares, including the right to vote and receive all dividends or other distributions made or paid concerning such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive respecting such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

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25.Governing Law and Jurisdiction.

(a)The Plan shall be governed by the laws of the State of Nevada, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(b)The Company and any party or Service Provider receiving any aware hereunder, by the acceptance of such award, hereby consents to the nonexclusive jurisdiction of all state and federal courts having jurisdiction in Los Angeles County, California, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for any Proceeding (as defined above) arising out of, or in connection with, the Plan or any of the related agreements or any of the transactions contemplated hereby or thereby.

(c)Each Party covenants that it shall not challenge or set aside any decision, award, or judgment obtained under the provisions hereof.

(d)Each of the Parties hereto hereby expressly waives any objections it may have to jurisdiction or venue, including the inconvenience of such forum, in any of such courts.

I certify that the foregoing 2020 Long-Term Incentive Plan was duly adopted by the Board of Directors effective as of September 22, 2020

Executed at Long Beach, California, on September 23, 2020.

_______________________________________

By: Thomas K. Emmitt

Its:  President and Secretary

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